UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2010

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States	001-14951	52-1578738
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (202) 872-7700

No change
(Former name or former address, if changed since last report)

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

On March 30, 2010, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) determined not to re-engage its independent auditors, Deloitte & Touche LLP (“Deloitte”), and selected PricewaterhouseCoopers LLC (“PWC”) as its new independent auditors.  The decision to retain PWC and not to re-engage Deloitte was made by the Audit Committee of the Board of Directors and was based upon proposals received from four major national accounting firms, including Deloitte.  The selection of PWC is subject to the completion of PWC’s customary new client acceptance procedures and to the ratification by the stockholders at Farmer Mac’s Annual Meeting to be held on June 3, 2010.

The reports of Deloitte on the financial statements of Farmer Mac for each of the two fiscal years in the period ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to make reference to Farmer Mac’s adoption of the following accounting standards:  Accounting for Uncertainty in Income Taxes, as of January 1, 2007; and Fair Value Measurements and The Fair Value Option for Financial Assets and Financial Liabilities, on January 1, 2008.  During each of the two fiscal years in the period ended December 31, 2009 and through the date of this Current Report on Form 8-K, there has been no disagreement between Farmer Mac and Deloitte on any matter of accounting principles or practices, financial statements or disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Farmer Mac to make reference to the subject matter of the disagreement in connection with this Current Report on Form 8-K.

In addition, during each of the two fiscal years in the period ended December 31, 2009 and through the date of this Current Report on Form 8-K, Deloitte has not advised Farmer Mac:  (i) that the internal controls necessary for Farmer Mac to develop reliable financial statements do not exist; (ii) that information has come to Deloitte’s attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management; (iii) of the need to expand significantly the scope of Deloitte’s audit; (iv) that information has come to Deloitte’s attention during such period, that if further investigated, may materially impact the fairness or reliability of any previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or cause Deloitte to be unwilling to rely on management’s representations or be associated with Farmer Mac’s financial statements; or (v) that information has come to Deloitte’s attention that it has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report).

Farmer Mac did not, during its two most recent fiscal years consult PWC regarding:  (i)(a) the application of accounting principles to a specific transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on Farmer Mac’s financial statements; or (ii) any matter that was either the subject of a disagreement with Deloitte or a “reportable event” (as defined in SEC regulations).

The client-auditor relationship between Farmer Mac and Deloitte ceased on March 30, 2010.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 1, 2010 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Directors of Farmer Mac approved grants of stock appreciation rights (“SARs”) to the following officers of Farmer Mac pursuant to the 2008 Omnibus Incentive Plan (the “2008 Plan”):

Officers
Name	Number of SARs Granted
Michael A. Gerber	125,000
Tom D. Stenson	45,000
Timothy L. Buzby	45,000
Jerome G. Oslick	32,000

Each SAR granted represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock, $1.00 par value per share (the “Shares”) on the applicable date of exercise over the grant price.  The grant price for the SARs listed above is $12.20 per Share, which represents the closing price of a Share on the New York Stock Exchange on the Grant Date.  These SARs will vest in three equal annual installments on each of March 31, 2011, 2012 and 2013.

With respect to the grants of SARs, upon a participant’s termination of employment for any reason other than (i) death, (ii) Disability, (iii) Retirement, or (iv) for Cause (as each of those terms is defined in the 2008 Plan), all unvested SARs will be cancelled immediately and vested SARs will remain exercisable for 90 days.  Upon a participant’s Retirement, unvested SARs will continue to vest as scheduled and remain exercisable for five years.

In no event will the SARs be exercisable beyond the original expiration date, which is the tenth anniversary of the Grant Date.

The form of SAR Agreement under the 2008 Plan was previously filed as Exhibit 10 to the Current Report on Form 8-K filed on June 11, 2008 and is incorporated herein by reference.

Also on April 1, 2010, the Committee approved grants of restricted shares of Farmer Mac’s Class C Non-Voting Common Stock (the “Restricted Stock”) to the following officers and directors of Farmer Mac pursuant to the 2008 Plan:

Officers
Name	Number of Shares of Restricted Stock Granted
Michael A. Gerber	25,000
Tom D. Stenson	10,000
Timothy L. Buzby	10,000
Jerome G. Oslick	6,000

Directors
Name	Number of Shares of Restricted Stock Granted
Julia Bartling	4,099
Dennis L. Brack	4,099
Grace T. Daniel	4,099
Paul A. DeBriyn	4,099
James R. Engebretsen	4,099
Dennis A. Everson	4,099
Ernest M. Hodges	4,099
Brian P. Jackson	4,099
Mitchell A. Johnson	4,099
Lowell L. Junkins	4,099
Glen O. Klippenstein	4,099
Clark B. Maxwell	4,099
Brian J. O’Keane	4,099
John Dan Raines	4,099

The Restricted Stock listed above granted to directors will vest on March 31, 2011 or upon any director’s (i) death, (ii) Disability or (iii) involuntary removal without cause, including replacement as a director by the President of the United States.

The Restricted Stock listed above granted to officers will vest on March 31, 2013, subject to the attainment of the following performance targets:

(a)           Fifty percent (50%) of the Restricted Stock shall vest on March 31, 2013, if it is determined by the Committee that Farmer Mac achieved an annual compounded growth rate of 5% in its outstanding guarantees, loans and commitments for the period beginning on January 1, 2010 and ending on December 31, 2012; and

(b)           Fifty percent (50%) of the Restricted Stock shall vest on March 31, 2013, if it is determined by the Committee that Farmer Mac achieved (i) an annual rate of net charge-offs to the average balance of outstanding guarantees, loans and commitments less than or equal to 20 basis points for the period starting on March 1, 2010 and ending on December 31, 2012, and (ii) an average percentage of total non-performing assets (exclusive of delinquencies of not more than 90 days) to guarantees, loans and commitments (exclusive of AgVantage and Farmer Mac II on- and off-balance sheet assets) of not greater than 2.5% for the period starting on January 1, 2010 and ending on December 31, 2012.

Upon an officer’s termination of employment for any reason other than (i) death, (ii) Disability, or (iii) Retirement, his unvested Restricted Stock will be cancelled immediately.  Upon an officer’s death or disability, unvested Restricted Stock will vest immediately; upon Retirement, unvested Restricted Stock will continue to vest as scheduled.

The form of Restricted Stock Agreement for officers under the 2008 Plan was previously filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed on June 10, 2009.  The form of Restricted Stock Agreement for directors under the 2008 Plan was previously filed as Exhibit 10.2 to Farmer Mac’s Current Report on Form 8-K filed on June 10, 2009.  Both Exhibits are incorporated herein by reference.

On April 1, 2010, Farmer Mac’s Board of Directors paid the following performance-based cash bonuses to certain members of management in accordance with the terms of Farmer Mac’s existing bonus plan in respect of the truncated performance period running from July 1, 2009 through December 31, 2009:  Michael A. Gerber, $273,543.99; Tom D. Stenson, $124,455.69; Timothy L. Buzby, $81,163.20; Jerome G. Oslick, $70,372.73; and Mary K. Waters, $39,645.12.  These bonuses were calculated based on targets for Farmer Mac’s earnings, program asset volume, delinquency rates and net charge-offs, and individual rating, in each case for the period from July 1, 2009 through December 31, 2009, as determined by Farmer Mac’s Board of Directors.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

16	Letter, dated March 30, 2010, from Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:	/s/ Jerome G. Oslick
Name: Jerome G. Oslick
Title: Vice President – General Counsel

Dated: April 5, 2010